ANNUAL REPORT

June 30, 2008

AZZAD FUNDS

8000 Town Centre Drive •  Suite 400  •  Broadview Heights, Ohio 44147

888-350-3369 or 440-922-0066

• Fax: 440-526-4446  •  www.azzadfund.com

Azzad Asset Management, Inc. • Advisor to the Azzad Funds

AZZAD FUNDS

MANAGERS COMMENTARY

June 30, 2008

Stocks around the world were under pressure for the past year (July 1, 2007-June 30, 2008) as fallout from the credit and housing market crisis, energy prices and economic weakness took a toll. The S&P 500 Index fell 13.12% while the Dow Jones Industrial Average fell 16.15%. However, the decline was relatively less for U.S. mid cap and growth stocks. The Russell Mid Cap Growth Index, for example, fell only 6.42% while the Russell 1000 Growth Index fell 5.96%.

Things are not as bad as they may seem—and the U.S. stock markets are outperforming most other major developed markets in the world. Consider the returns of the following international indexes for this same period:

*

The German benchmark index (the DAX) is down 19%

*

The French CAC-40 Index is down 26%

*

The Europe market (FTSE) is down 15%

*

The Chinese Shanghai Index is down 29%

*

The Hang Seng Index in Hong Kong is down 0%

*

The Latin America market is up 26%

The Azzad Ethical Income Fund has significantly outperformed the S&P 500 Index by 8%. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market range of securities. The following table compares the performance of the Azzad Ethical Income Fund against its benchmark:

Total Returns1

 Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(For the year ended June 30, 2008)

	One Year	Five Year
Azzad Ethical Income Fund	(5.36)%	5.47%
S&P 500 Index[2] The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.	(13.12)%	7.58%

Similarly, the Azzad Ethical Mid Cap Fund has comfortably surpassed the performance of its benchmark, the S&P 400 Index, by 4%. The S&P 400 Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities. The following table compares the performance of the Azzad Ethical Mid Cap Funds against its benchmark:

AZZAD FUNDS

MANAGERS COMMENTARY (Continued)

June 30, 2008

Total Returns1

 Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(For the year ended June 30, 2008)

	One Year	Five Year
Azzad Ethical Mid Cap Fund	(3.42)%	8.43%
S&P 400 Index	(7.33)%	12.60%

The financial markets continued to roil in the second quarter of 2008 as the economy dealt with the worst credit crisis in nearly a generation combined with skyrocketing energy prices. The major issues affecting the performance of the financial markets throughout this period included: the housing and credit markets crisis, skyrocketing crude oil prices and the U.S. economic outlook.

Housing and Credit Crisis

The current real estate meltdown is arguably the most severe in postwar history. The U.S. residential property market has been deflating for over two years, and there are no clear signs that the decline is over. Market expectations are that prices will not stabilize until late 2009, when the total decline is expected to reach around 30%.

The large depreciation in home values is greatly distressing for the financial and banking system. Investors and institutions struggled with a continued credit crisis of 2007 that appears to be the worst since the Savings and Loan debacle of the early 1990s.  Financial institutions declared debt write downs by several billions of dollars and lending activity virtually came to a halt. Total write-downs in the financial sector have already reached $471 billion. More loans are still souring as real estate prices continue to fall, indicating the total amount of potential write-downs remains a moving target.

The key point is that the credit crunch could get worse before it gets better. A contraction in the banking sector could further feed on itself if falling confidence triggers a run on deposits.

Crude Oil on a Tear

Crude oil prices have been on a tear recently, hitting highs never seen before. During the second quarter, crude oil prices rose 38% to $140 per barrel. Meanwhile, U.S. gasoline prices averaged $4.07 per gallon recently, up more than $1 per gallon in the past year.

It's important to recognize that crude oil prices affect so many things in our daily life. Besides the commute to and from work, crude oil is necessary to ship the products we buy. Crude oil is also an important component in rubber, plastics and other consumer products. The rise in crude oil prices acts as a tax on consumer and corporate spending. The companies most affected by the rise in crude oil include the airlines and the transportation companies like FedEx or UPS. Not surprisingly, their stock prices have plummeted. FedEx shares fell 15% during the second quarter while United Airlines stock fell 75% in the quarter. So why are crude oil prices rising?

Crude oil prices are rising due to a tightening demand/supply balance, a falling dollar and rising geopolitical tensions. With regard to the tightening demand/supply balance, consider that the cushion between crude oil supplies and crude oil demand has fallen from five million barrels per day in 2002 to two million barrels per day today. The insatiable appetite of countries like China and India are whittling away extra supplies on the market. Concurrently, the major energy companies have invested little in capital expansions. They fear that a ramp up in major projects that cost billions of dollars and take five or more years to come fully on line may prove to be poor investments if crude oil prices fall back down to the $50 per barrel range. Instead, major oil companies are adding to the capacities of existing projects which is seen as less risky than beginning brand new ones.

The dollar also deserves blame for the strength in crude oil prices. Because interest rates in the U.S. are low, investors have been investing in other markets where interest rates are higher. By selling the dollar, they push its value down. An additional factor in the dollar's decline is heavy government spending. When the U.S. government spends more than it receives (in the form of tax revenues), a deficit occurs. Deficits require the U.S. to borrow money from other nations—like China. But excessive spending decreases the value of the dollar because there's so much available in the world.

Finally, rising geopolitical tensions contributed to the rise in crude oil prices. Israel conducted military exercises with the Greek military in what many see as a practice run for an attack on Iranian nuclear facilities. Iran responded to the military exercises by threatening to cut off crude oil shipments through the Strait of Hormuz—where 40% of global crude oil passes through. Any military confrontation would send crude oil prices skyrocketing. The mere threat of an attack is enough to push crude oil prices higher.

Economic Outlook

It can be said with a fair degree of certainty that the U.S. market is now in a recession. Fortunately, recessions tend to be shorter than expansions and we may even be nearing the end of it. However, we cannot say for sure until we see job growth stabilize. The U.S. economy has lost nearly 500,000 jobs thus far this year.

The normal prescription for a weak economy marked by job losses is a cut in interest rates. The Fed has cut interest rates several times in the last year—moving short term interest rates from 5.25% to 2.00%. But the inflation picture is forcing the Fed's hand. The Fed no longer can cut interest rates because of fears that further cuts will fuel inflation (since crude oil prices rise when the dollar weakens and the dollar weakens the Fed cuts interest rates). The Fed declined to cut interest rates at its last meeting in June. We expect the Fed to move interest rates higher after the presidential election.

Why you should be bullish

Great fortunes have never been made by going with the crowd. When most are fearful, that's the time to buy. And when investors are rubbing their hands with glee and cheering a new high, that’s the time to worry.

Today, there are sound reasons to ride the current storms in the markets and even be bullish. A recent report by Blackrock summarized the "Top 10". They are:

1.

Extreme Market Sentiment: Investors are extremely bearish according to most sentiment surveys. Market bottoms are usually made when investors are extremely bearish.

2.

Accommodative monetary policy: The Fed is responding to the credit crisis by cutting interest rates and opening its lending facilities to investment banks. This should mitigate the effects of the credit crisis.

3.

Fiscal stimulus: The government added a $168 billion jolt to the market via a spending bill to boost the economy.

4.

Improving earnings outlook: This quarter is likely to mark the end of the negative quarters of year over year earnings comparisons, according to Blackrock. A turnaround in earnings will give investors reason to buy stocks.

5.

The Cheap Dollar: The U.S. dollar has one upside: exports by U.S. companies to other countries are booming. According to BCA Research, the contribution of exports is offsetting the weakness in residential construction.

6.

Nonfinancial Corporate Sector: Outside of financial services companies, most corporations are weathering the downturn.

7.

A "Crisis Event": The Bear Stearns bailout marked a symbolic climax of the credit crisis.

8.

Improving credit markets: Investors now have a ballpark estimate of the damage left by the credit crisis, an important prerequisite before markets can feel confident about moving higher.

9.

Strong market technicals: The market has found support in the 1200 range on the S&P 500 Index. As long as it holds above this level, it will mark a psychological victory.

10.

Attractive valuations: Stock valuations are cheap when compared to bonds and other asset classes. Price to earnings ratios, for example, is at its lowest levels in 10 years.

Sincerely,

Jamal Barmil

Vice President

AZZAD ETHICAL INCOME FUND

PERFORMANCE ILLUSTRATION

June 30, 2008

Average Annualized Returns*

(For the year ended June 30, 2008)

	One Year	Five Year	Since Inception (7/11/2000)
Azzad Ethical Income Fund	(5.36)%	5.47%	(6.49)%
S&P 500 Index **	(13.12)%	7.58%	0.12%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excluded the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

AZZAD ETHICAL INCOME FUND

PERFORMANCE ILLUSTRATION (Continued)

June 30, 2008

Azzad Ethical Income Fund
12,000
10,000
8,000
6,000
4,000
2,000
-
$10,093
$5,887
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Azzad Ethical Income Fund
S&P 500 Index

This chart assumes an initial investment of $10,000 made on 7/11/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

AZZAD ETHICAL MID CAP FUND

PERFORMANCE ILLUSTRATION

June 30, 2008

Average Annualized Returns*

(For the year ended June 30, 2008)

	One Year	Five Year	Since Inception (12/22/2000)
Azzad Ethical Mid Cap Fund	(3.42)%	8.43%	1.63%
S&P 400 Index**	(7.33)%	12.60%	10.12%
S&P 500 Index***	(13.12)%	7.58%	1.65%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 400 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excluded the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excluded the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

AZZAD ETHICAL MID CAP FUND

PERFORMANCE ILLUSTRATION (Unaudited)

June 30, 2008

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

AZZAD ETHICAL INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2008

Shares		Value

COMMON STOCKS - 96.85%

Agricultural Chemicals - 2.23%
2,200	Syngenta AG (Switzerland) ADR	$ 142,340

Apparel & Other Finished Prods of Fabrics & Similar Material - 1.57%
2,500	Gymboree Corp. *	100,175

Bottled & Canned Soft Drinks - 2.85%
4,000	Fomento Economico Mexicano S.A.B. DE C.V. (Mexico) ADR	182,040

Chemicals & Allied Products - 3.51%
2,900	FMC Corp.	224,576

Crude Petroleum & Natural Gas - 8.18%
2,500	Questar Corp.	177,600
2,300	Sasol Ltd. (South Africa) ADR	135,562
4,400	Southwestern Energy Co. *	209,484
		522,646
Deep Sea Foreign Transportation - 1.97%
4,100	Diana Shipping, Inc. (Greece)	125,911

Electric & Other Services - 4.04%
1,750	CPFL Energy, Inc. (Brazil) ADR	119,630
2,800	Emerson Electric Co.	138,460
		258,090
Farm Machinery & Equipment - 1.46%
1,100	Lindsay Corp.	93,467

Food and Kindred Products - 1.47%
3,300	Unilever PLC (United Kingdom)	93,753

Games, Toy's & Children's Vehicles - 2.18%
3,900	Hasbro, Inc.	139,308

* Non-income producing securities during the period.

ADR- American Depository Receipt

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2008

Shares		Value

Grain Mill Products - 2.09%
2,200	General Mills, Inc.	133,694

Metalworking Machinery & Equipment - 2.58%
1,250	SPX Corp.	164,663

Mining Machinery & Equipment - 2.02%
1,700	Joy Global, Inc.	128,911

Misc. Industrial & Commercial Machinery & Equipment - 1.99%
1,500	Eaton Corp.	127,455

Motor Vehicle Parts & Accessories - 3.41%
2,200	Autoliv, Inc. (Sweden)	102,564
2,600	Borg Warner	115,388
		217,952
Motors & Generators - 2.19%
4,000	Baldor Electric Co.	139,920

Natural Gas Transmission & Distribution - 2.16%
2,000	Equitable Resources, Inc.	138,120

Ophthalmic Goods - 1.68%
4,600	Luxottica Group (Italy) ADR	107,318

Paperboard Containers & Boxes - 1.60%
1,600	Greif, Inc.	102,448

Pharmaceutical Preparations - 5.89%
1,700	Celgene Corp. *	108,579
2,000	Johnson & Johnson	128,680
2,900	Wyeth	139,084
		376,343
Photographic Equipment & Supplies - 2.00%
2,500	Canon, Inc. (Japan) ADR	128,025

* Non-income producing securities during the period.

ADR- American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Shares		Value

Services-Prepackaged Software - 2.04%
8,300	Nuance Communications, Inc. *	130,061

Soap, Detergents and Cleaning Preparations - 1.85%
2,100	Church & Dwight Co., Inc.	118,335

Special Industry Machinery, NEC - 2.90%
7,100	Aixtron AG (Germany) ADR	73,059
4,600	ASML Holding NV (Netherlands)	112,240
		185,299
Steel Works, Blast Furnaces Rolling Mills - 3.02%
2,800	AK Steel Holding Corp.	193,200

Trucking (No Local) - 1.77%
3,400	Hunt J.B. Transport Services, Inc.	113,152

Water Transportation - 2.03%
2,700	Kirby Corp. *	129,600

Wholesale-Durable Goods - 1.98%
1,550	Grainger W.W.	126,790

TOTAL FOR COMMON STOCKS (Cost $6,012,607) - 96.85%		$ 6,188,115

TOTAL INVESTMENTS (Cost $6,012,607) - 96.85%		$ 6,188,115

OTHER ASSETS LESS LIABILITIES - 3.15%		201,080

NET ASSETS - 100.00%		$ 6,389,195

* Non-income producing securities during the period.

ADR- American Depository Receipt

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL MID CAP FUND

SCHEDULE OF INVESTMENTS

June 30, 2008

Shares		Value

COMMON STOCKS - 88.05%

Agricultural Chemicals - 2.30%
1,250	Syngenta AG (Switzerland) ADR	$ 80,875

Computer Storage Devices - 3.33%
3,400	Western Digital Corp. *	117,402

Crude Petroleum & Natural Gas - 5.66%
1,200	Petroleo Brasileiro (Brazil)	84,996
2,400	Southwestern Energy Co. *	114,264
		199,260
Deep Sea Foreign Transportation - 1.57%
1,800	Diana Shipping, Inc. (Greece)	55,278

Electric Services - 1.46%
750	CPFL Energy, Inc. (Brazil) ADR	51,270

Electromedical & Electrotherapeutic Apparatus - 1.61%
2,700	Natus Medical, Inc. *	56,538

Electronic Computers - 2.85%
600	Apple Computer, Inc. *	100,464

Farm Machinery & Equipment - 1.45%
600	Lindsay Corp.	50,982

General Building Contractors (Residential Buildings) - 1.83%
1,100	Homex Development Corp. (Mexico) * ADR	64,438

Industrial Instruments for Measurment, Display, and Control - 1.14%
1,300	Hurco Companies, Inc. *	40,157

* Non-income producing securities during the period.

ADR- American Depository Receipt

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2008

Shares		Value

Metalworking Machinery & Equipment - 2.62%
700	SPX Corp.	92,211

Motor Vehicle Parts & Accessories - 1.45%
1,150	Borg Warner, Inc.	51,037

Paperboard Containers & Boxes - 1.73%
950	Greif, Inc.	60,829

Pharmaceutical Preparations - 1.63%
900	Celgene Corp. *	57,483

Pumps & Pumping Equipment - 5.43%
1,400	Flowserve Corp.	191,380

Radio & TV Broadcasting & Communications Equipment - 1.80%
1,200	Commscope, Inc. *	63,324

Radiotelephone Communications - 1.80%
2,500	Chunghwa Telecom Co. Ltd. (Taiwan) ADR	63,425

Railroad Equipment - 2.48%
1,800	Wabtec Corp.	87,516

Railroads, Line-Haul Operating - 2.14%
1,200	CSX Corp.	75,372

Retail-Building Materials, Hardware, Garden Supply - 1.72%
1,400	Fastenal Co.	60,424

Retail-Drug Stores and Proprietary Stores - 2.49%
1,400	Express Scripts, Inc. *	87,808

* Non-income producing securities during the period.

ADR- American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Shares		Value

Metalworking Machinery & Equipment - 2.62%
700	SPX Corp.	92,211

Motor Vehicle Parts & Accessories - 1.45%
1,150	Borg Warner, Inc.	51,037

Paperboard Containers & Boxes - 1.73%
950	Greif, Inc.	60,829

Pharmaceutical Preparations - 1.63%
900	Celgene Corp. *	57,483

Pumps & Pumping Equipment - 5.43%
1,400	Flowserve Corp.	191,380

Radio & TV Broadcasting & Communications Equipment - 1.80%
1,200	Commscope, Inc. *	63,324

Radiotelephone Communications - 1.80%
2,500	Chunghwa Telecom Co. Ltd. (Taiwan) ADR	63,425

Railroad Equipment - 2.48%
1,800	Wabtec Corp.	87,516

Railroads, Line-Haul Operating - 2.14%
1,200	CSX Corp.	75,372

Retail-Building Materials, Hardware, Garden Supply - 1.72%
1,400	Fastenal Co.	60,424

Retail-Drug Stores and Proprietary Stores - 2.49%
1,400	Express Scripts, Inc. *	87,808

* Non-income producing securities during the period.

ADR- American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Shares		Value

Retail-Grocery Stores - 1.56%
1,600	Ruddick Corp.	54,896

Semiconductors & Related Devices - 3.54%
1,800	Netlogic Microsystems *	59,760
3,000	Monolithic Power Systems, Inc. *	64,860
		124,620
Services-Business Services, NEC - 3.04%
550	Priceline.com, Inc. *	63,503
1,600	Shanda Interactive Entertainment (China) * ADR	43,440
		106,943
Services-Educational Services - 1.33%
800	New Oriental Education & Technology Group, Inc. (China) * ADR	46,736

Services-General Medical & Surgical Hospitals, NEC - 1.67%
930	Universal Health Services, Inc. Class B	58,795

Services-Home Health Care Services - 1.65%
1,150	Amedisys, Inc. *	57,983

Services- Prepackaged Software - 2.71%
2,850	Nuance Communications, Inc. *	44,659
1,400	SPSS, Inc. *	50,918
		95,577
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 4.00%
2,500	Church & Dwight Co., Inc.	140,875

Special Industry Machinery, NEC - 2.55%
4,000	Aixtron AG (Germany) ADR	41,160
2,000	ASML Holding NV (Netherlands)	48,800
		89,960
Steel Works, Blast Furnaces Rolling Mills - 3.13%
1,600	AK Steel Holding Corp.	110,400

* Non-income producing securities during the period.

ADR- American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Shares		Value

Water Transportation - 2.04%
1,500	Kirby Corp. *	72,000

Wholesale-Durable Goods - 1.63%
700	Grainger W.W.	57,260

Wholesale-Electrical Apparatus - 2.33%
2,400	Enersys *	82,152

Women's, Misses', Children's & Infants' Undergarments - 2.13%
1,700	Warnaco Group, Inc. *	74,919

TOTAL FOR COMMON STOCKS (Cost $2,758,671) - 88.05%		$3,101,015

TOTAL INVESTMENTS (Cost $2,758,671) - 88.05%		$3,101,015

OTHER ASSETS LESS LIABILITIES - 11.95%		420,974

NET ASSETS - 100.00%		$3,521,989

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENT OF ASSETS & LIABILITIES

June 30, 2008

	Azzad	Azzad
	Ethical Income	Ethical Mid Cap
	Fund	Fund
Assets:
Investment Securities at Value (Cost $6,012,607
and $2,758,671, respectively)	$6,188,115	$ 3,101,015
Cash	221,751	440,856
Receivables:
Dividends	12,548	1,078
Fund Shares Sold	3,508	1,777
Prepaid Expenses	3,550	4,400
Total Assets	6,429,472	3,549,126
Liabilities:
Accrued Management Fees (Note 3)	2,155	-
Due to Adviser (Note 3)	3,924	1,538
Accrued Distribution (12b-1) Fees (Note 7)	6,083	3,042
Shareholder Redemption	7,601	7,794
Other Accrued Expenses	20,514	14,763
Total Liabilities	40,277	27,137
Net Assets	$6,389,195	$ 3,521,989

Net Assets Consist of:
Paid In Capital	$6,530,520	$ 3,460,600
Accumulated Undistributed Net Investment Income	24,389	-
Accumulated Undistributed Realized Loss on Investments	(341,222)	(280,955)
Unrealized Appreciation in Value of Investments	175,508	342,344
Net Assets, for 1,209,373 and 380,665 Shares Outstanding, respectively	$6,389,195	$ 3,521,989

Net Asset Value Per Share	$ 5.28	$ 9.25

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENT OF OPERATIONS

June 30, 2008

	Azzad	Azzad
	Ethical Income	Ethical Mid Cap
	Fund	Fund
Investment Income:
Dividends (Net of foreign taxes withheld $3,282 and $508 respectivly)	$ 168,938	$ 27,847
Total Investment Income	168,938	27,847

Expenses:
Advisory Fees (Note 3)	65,338	33,645
Transfer Agent Fees	20,711	16,254
Legal Fees	12,860	12,690
Administrative Fees	10,680	10,709
Distribution (12b-1) Fees (Note 7)	8,855	5,283
Registration Fees	9,423	8,745
Audit Fees	7,165	4,681
Custodial Fees	5,625	4,759
Printing Fees	2,200	2,200
Miscellaneous Fees	1,099	1,213
Insurance	620	673
Total Expenses	144,576	100,852
Fees Waived and Reimbursed by the Advisor (Note 3)	(20,740)	(36,957)
Net Expenses	123,836	63,895

Net Investment Income (Loss)	45,102	(36,048)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(334,915)	(294,207)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(67,260)	198,083
Net Realized and Unrealized Loss on Investments	(402,175)	(96,124)

Net Decrease in Net Assets Resulting from Operations	$ (357,073)	$ (132,172)

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	6/30/2008	6/30/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 45,102	$ (27,999)
Net Realized Gain (Loss) on Investments	(334,915)	376,005
Unrealized Appreciation (Depreciation) on Investments	(67,260)	192,341
Net Increase (Decrease) in Net Assets Resulting from Operations	(357,073)	540,347

Distributions to Shareholders:
Net Investment Income	(20,714)	-
Realized Gains	(261,516)	(106,539)
Total Distributions	(282,230)	(106,539)

Capital Share Transactions (Note 4)	683,645	3,785,134

Total Increase in Net Assets	44,342	4,218,942

Net Assets:
Beginning of Period	6,344,853	2,125,911

End of Period (Includes Undistributed Net Investment
Income of $24,389 and $0, respectively)	$6,389,195	$ 6,344,853

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Years Ended
	6/30/2008	6/30/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$(36,048)	$(58,893)
Net Realized Gain (Loss) on Investments	(294,207)	266,310
Unrealized Appreciation on Investments	198,083	47,373
Net Increase (Decrease) in Net Assets Resulting from Operations	(132,172)	254,790

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(188,917)	(219,575)
Total Distributions	(188,917)	(219,575)

Capital Share Transactions (Note 4)	689,212	(46,059)

Total Increase (Decrease) in Net Assets	368,123	(10,844)

Net Assets:
Beginning of Period	3,153,866	3,164,710

End of Period (Includes Undistributed Net
Investment Income of $0 and $0, respectively)	$ 3,521,989	$3,153,866

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	For the Years Ended June 30,
	2008	2007	2006	2005	2004

Net Asset Value, at Beginning of Year	$ 5.82	$ 5.31	$ 5.31	$ 5.07	$ 4.51

Income From Investment Operations:
Net investment income (loss) *	0.04	(0.04)	(0.06)	(0.05)	(0.05)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.33)	0.75	0.23	0.29	0.61
Total from Investment Operations	(0.29)	0.71	0.17	0.24	0.56

Distributions:
Net Investment Income	(0.02)	0.00	0.00	0.00	0.00
Realized Gains	(0.23)	(0.20)	(0.17)	0.00	0.00
Total from Distributions	(0.25)	(0.20)	(0.17)	0.00	0.00

Net Asset Value, at End of Year	$ 5.28	$ 5.82	$ 5.31	$ 5.31	$ 5.07

Total Return **	(5.36)%	13.54%	3.18%	4.73%	12.42%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$6,389	$6,345	$2,126	$1,495	$ 1,203
Before Waivers
Ratio of Expenses to Average Net Assets	2.17%	2.38%	3.04%	6.14%	4.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	(0.84)%	(1.89)%	(4.91)%	(3.17)%
After Waivers
Ratio of Expenses to Average Net Assets	1.90%	2.25%	2.25%	2.25%	2.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.69%	(0.71)%	(1.10)%	(1.02)%	(1.10)%
Portfolio Turnover	370.82%	719.22%	145.55%	122.47%	156.29%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	For the Years Ended June 30,
	2008	2007	2006	2005	2004

Net Asset Value, at Beginning of Year	$10.11	$ 9.65	$ 9.30	$ 8.30	$ 7.33

Income From Investment Operations:
Net Investment Loss *	(0.10)	(0.15)	(0.16)	(0.14)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.21)	1.09	1.18	1.14	1.00
Total from Investment Operations	(0.31)	0.94	1.02	1.00	0.97

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	(0.55)	(0.48)	(0.67)	0.00	0.00
Total from Distributions	(0.55)	(0.48)	(0.67)	0.00	0.00

Net Asset Value, at End of Year	$ 9.25	$10.11	$ 9.65	$ 9.30	$ 8.30

Total Return **	(3.42)%	10.21%	11.04%	12.05%	13.23%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$3,522	$3,154	$3,165	$2,255	$1,167
Before Waivers
Ratio of Expenses to Average Net Assets	3.00%	2.45%	2.41%	5.22%	6.69%
Ratio of Net Investment Loss to Average Net Assets	(2.18)%	(1.78)%	(1.81)%	(4.63)%	(5.28)%
After Waivers
Ratio of Expenses to Average Net Assets	1.90%	2.25%	2.25%	2.25%	2.20%
Ratio of Net Investment Loss to Average Net Assets	(1.07)%	(1.58)%	(1.65)%	(1.65)%	(0.79)%
Portfolio Turnover	337.01%	535.74%	147.73%	144.86%	185.48%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2008

Note 1. Organization

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. There are two series within the Trust that are presently operating. The Azzad Ethical Income Fund (the "Income Fund"), commenced operations on July 11, 2000 and is registered as a diversified fund. The Azzad Ethical Mid Cap Fund (the “Mid Cap Fund”), commenced operations on December 22, 2000 and is registered as a non-diversified fund. The two series included in these financial statements are collectively referred to as the "Funds" and individually as a "Fund". Azzad Asset Management, Inc. (“Advisor”) is the investment advisor to both funds, (see Note 3).

The Azzad Ethical Income Fund’s primary investment objective is to provide shareholders with current income and, as a secondary objective the Fund seeks appreciation of capital consistent with ethical principles.

The Azzad Ethical Mid Cap Fund’s primary investment objective is to provide shareholders with long-term capital appreciation consistent with ethical principles.

Each Fund should be considered a long-term investment and is not appropriate for short-term goals. Each Fund may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Certain short-term securities are valued on the basis of amortized cost.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available or if a security value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008

Security Transactions and Related Investment Income- Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes- The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to their shareholders. Accordingly, no federal income tax provision is required.

Dividends and Distributions to shareholders- Dividends and distributions to shareholders are recorded on ex-dividend date. The Funds will distribute their net investment income, if any, semi-annually, and net realized capital gains, if any, annually. The Funds distribute tax basis earnings in accordance with the distribution requirements of the Internal Revenue Code, which may result in dividends or distributions in excess of financial statement (book) earnings. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from accounting principles generally accepted in the United States of America. Capital loss carry forwards may be utilized to offset current or future capital gains, if any.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

New Accounting Pronouncements- The Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on July 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Funds does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied.  Management is currently evaluating the application of FAS 157 to the Funds and will provide additional information in relation to FAS 157 on the Funds’ semi-annual financial statements for the period ending December 31, 2008.

Note 3. Transactions with the Advisor and Affiliates

Azzad Asset Management, Inc. (the "Advisor") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board of Trustees, directs the investments of the Trust in accordance with the individual Funds’ investment objectives, policies and limitations. For this service the Advisor receives a monthly management fee at the annual rate of 1.00% of the average daily net assets for the Income Fund and Mid Cap Fund.

For the year ended June 30, 2008, the Advisor earned $65,338 and $33,645 from the Income Fund and Mid Cap Fund, respectively. The Advisor was owed $2,155 and $0 from the Income Fund and Mid Cap Fund, respectively.

The Funds’ investment adviser has agreed to waive all or a portion of its fees or reimburse each Fund for certain operating expenses, to the extent necessary to limit each Fund’s total annual operating expenses to 1.90% of average daily net assets. This agreement is in effect for a ten-year period beginning July 1, 2007. “Operating expenses,” for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation, and other extraordinary expenses.  Any waiver or reimbursement of operating expenses by the adviser is subject to repayment by each Fund within three fiscal years after such reimbursement or waiver occurred, if the Fund is able to make the repayment without exceeding the 1.90% expense limitation. For the year ended June 30, 2008, the Advisor waived fees of $17,788 for the Income Fund and $35,196 for the Mid Cap Fund.

The Advisor will be entitled to reimbursement of fees waived or reimbursed by Advisor to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to Advisor during the following three year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2008, the unreimbursed amount paid or waived by the Advisor on behalf of the Funds are $39,882 and $47,712 for the Income Fund and the Mid Cap Fund, respectively.  As of June 30, 2008, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Azzad Ethical Income Fund	Azzad Ethical Mid-Cap Fund
June 30, 2006	June 30, 2009	$ 16,872	$ 5,032
June 30, 2007	June 30, 2010	$ 5,222	$ 7,484
June 30, 2008	June 30, 2011	$ 17,788	$ 35,196

Note 4. Capital Share Transactions

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the year indicated:

Azzad Ethical Income Fund	Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount
Shares Sold	250,150	$1,425,479	810,489	$4,453,983
Shares issued in reinvestment of distributions	11,429	66,289	8,325	45,787
Shares redeemed	(143,035)	(808,123)	(128,169)	(714,636)
Net Increase	118,544	$683,645	690,645	$3,785,134

As of June 30, 2008 paid-in-capital totaled $6,530,520.

Azzad Ethical Mid Cap Fund	Year Ended 6/30/2008	Year Ended 6/30/2007
	Shares	Amount	Shares	Amount
Shares Sold	99,445	$976,156	318,538	$3,052,927
Shares issued in reinvestment of distributions	8,799	87,458	6,114	56,798
Shares redeemed	(39,582)	(374,402)	(340,674)	(3,155,784)
Net Increase (Decrease)	68,662	$689,212	(16,022)	$(46,059)

As of June 30, 2008 paid-in-capital totaled $3,460,600.

Note 5. Investment Transactions

For the year ended June 30, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $24,904,337 and $21,826,431, respectively for the Azzad Ethical Income Fund and $11,791,731 and $9,954,333, respectively for the Azzad Ethical Mid Cap Fund.

Note 6. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2008 was $6,012,607 and $2,758,671 for the Azzad Ethical Income Fund and Azzad Ethical Mid Cap Fund, respectively.

As of June 30, 2008 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

	Appreciation	Depreciation	Net Appreciation (Depreciation)
Azzad Ethical Income Fund	$536,488	($360,980)	$175,508
Azzad Ethical Mid Cap Fund	$518,175	($175,831)	$342,344

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Azzad Ethical Income Fund	Value
Undistributed net investment income	$24,389
Undistributed capital loss	(185,473)*
Unrealized appreciation on investments	175,508

* The Fund has elected to push $155,749 of post October 2007 losses to fiscal year 2009.

Azzad Ethical Mid Cap Fund	Value
Undistributed net investment loss	$0
Undistributed capital loss	(25,711)*
Unrealized appreciation on investments	342,344

* The Fund has elected to push $291,669 of post October 2007 losses to fiscal year 2009.

On December 27, 2007 the Azzad Ethical Income Fund paid a dividend income gain of $0.01840 per share, a short-term capital gain of $0.1739 per share, and a long-term capital gain of $0.0584 for a total distribution of $282,230.

On December 27, 2007 the Azzad Ethical Mid Cap Fund paid a short-term capital gain of $0.0305 per share and a long-term capital gain of $0.5219 for a total distribution of $188,917.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 7. Distribution Plan

Each Fund maintains a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of the Fund and the furnishing of services to shareholders of the Fund.  Each Plan provides that the Fund may pay up to a maximum on an annual basis of 0.25% of the average daily value of the net assets of the Fund.  As of July 1, 2007,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Fund; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Fund’s Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Fund; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of the Fund’s assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2008,  $8,855 and $5,283 were accrued from the Income Fund and Mid Cap Fund, respectively, pursuant to the Plans.  At June 30, 2008, the Income Fund owed $6,083 to FolioFn and the Mid Cap Fund owed $3,042 to FolioFn, pursuant to the Plans.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2008, FolioFn, in aggregate, owned approximately 73% of the shares of the Income Fund and 47% of the shares of the Mid Cap Fund for the benefit of others.

AZZAD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2008

To the Shareholders and

Board of Trustees

The Azzad Funds

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Income Fund and the Azzad Ethical Mid Cap Fund, (the Funds), each a series of The Azzad Funds, including the schedules of investments, as of June 30, 2008 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended June 30, 2004 were audited by other auditors whose report dated August 20, 2004 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 28, 2008

AZZAD FUNDS

EXPENSE ILLUSTRATION

JUNE 30, 2008 (Unaudited)

Expense Example

As a shareholder of the Azzad Ethical Income Fund and Azzad Ethical Midcap Fund, you incur ongoing costs which typically consist of management fees, distribution and/or service (12b-1) fees and other Fund expenses.

This Example s intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Ethical Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	1/1/2008	6/30/2008	1/1/2008 to 6/30/2008
Actual	$1,000.00	$913.49	$9.04
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,015.42	$9.52

* Expenses are equal to the Fund's annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

AZZAD FUNDS

EXPENSE ILLUSTRATION (Continued)

JUNE 30, 2008 (Unaudited)

Azzad Ethical Mid Cap Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	1/1/2008	6/30/2008	1/1/2008 to 6/30/2008
Actual	$1,000.00	$935.29	$9.14
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,015.42	$9.52

* Expenses are equal to the Fund's annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

AZZAD FUNDS

ADDITIONAL INFORMATION

June 30, 2008 (Unaudited)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 or visiting our website at www.mutualss.com and on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At its July 16, 2007 meeting the board reviewed the various functions describing the responsibilities of the advisor as set forth in the advisory agreement. These include: abiding by the funds’ investment objectives as well as ethical philosophy, maintaining books and records for the funds, providing reports and other information to the funds’ board, striving to obtain best execution for fund trades, and other duties as described in the advisory agreement.

As to the quality of the services provided by the advisor, the board considered the funds’ investment philosophy. The advisor continues to provide active screening of holdings to ensure their compliance with the funds’ ethical philosophy. The board also reviewed the advisor’s ADV Parts I and II which describe the operations and policies of the Advisor. The board noted that the advisor had no code of ethics violations or issues to report and that the advisor’s operations personnel had increased throughout the year and that it had incorporated a number of improvements in its compliance program. These changes would better serve the funds’ shareholders.

AZZAD FUNDS

ADDITIONAL INFORMATION (Continued)

June 30, 2008 (Unaudited)

As to the performance of the funds, the board reviewed the funds’ returns since the new portfolio manager had assumed the management of the funds, from January 1st 2007 to June 25, 2007. The board compared the performance of the funds with the funds’ benchmarks. Both funds were found to have outperformed their respective benchmarks. The board noted the changes that had been implemented by the advisor to improve the funds’ performance including changing the investment strategy for the ADJEX fund and hiring a new portfolio manager.

The board then reviewed the funds’ expense ratios and compared them to the average in the industry as provided by the ICI (Investment Company Institute). The board noted that the expense ratio for the funds had previously been lowered from 2.25% to 1.9% but that the funds’ expense ratios were still above those of its peers. The board was informed that the advisor’s intent is to continue lowering the expense ratio as assets in the funds increase to sustain the funds’ expenses. The advisor continues to make up for any expenses surpassing the funds’ expense ratios.

The board reviewed the advisor’s profit and loss statement for year 2006. The board noted that the majority of the advisor’s revenues are generated from other products and services other than the mutual funds. The advisor has not been profitable with respect to its advisory business with the Azzad mutual funds. As a company, the advisor continues to show great financial improvement and increased revenues and the board was informed that the advisor had been profitable for year 2006. The board agreed that they had witnessed significant improvements in the advisor’s financial standing. Moreover, the advisor continues to provide services to the funds to help keep costs low including screening for ethical compliance, portfolio management, and competitive brokerage arrangements and preparing certain documents itself including the preparation of board minutes and other such exhibits.

Thereupon, after further consideration, the Board concluded that the Investment Advisory Agreement was fair and reasonable; that the Advisor's fees are reasonable in light of the services provided to the Fund and the benefits received by the Advisor; and that renewal of the Investment Advisory Agreement would be in the best interests of the Fund.

AZZAD FUNDS

TRUSTEES AND OFFICERS

June 30, 2008 (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

AZZAD FUNDS

TRUSTEES AND OFFICERS

June 30, 2008 (Unaudited)

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Age: 72	Trustee Since 2000	2	Managing Director of IQRA International Education Foundation (publisher of religious books) (1995 to present)
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 60	Trustee Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Year of Birth	Position and Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Bashar Qasem [1] 3141 Fairview Park Drive Suite 460 Falls Church, VA 22402 Age: 44	Chairman, Treasurer and Trustee Since 2001	2

President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999); Chief Executive Officer of Ideal Network Systems (computers)(1992 to 1997)

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

The Advisor paid no trustee fees for the year ended June 30, 2008.

Board of Trustees

Syed Shamshad Husain

Syed K. Raheemullah

Bashar Qasem

Investment Adviser

Azzad Asset Management, Inc.

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.